UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)
123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	B	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2020, Barnes Group Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2020.  Set forth below are the final voting results for each matter submitted to a vote of the Company’s stockholders at the Annual Meeting.

(1)
Election of directors: The following individuals were elected to serve as directors for a term expiring at the 2021 Annual Meeting of Stockholders or upon the election and qualification of their successors, and the voting results for each of the nominees were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas O. Barnes	44,923,937	313,751	163,625	2,292,099
Elijah K. Barnes	45,120,041	118,238	163,034	2,292,099
Patrick J. Dempsey	45,147,554	89,861	163,898	2,292,099
Richard J. Hipple	44,682,735	530,308	188,270	2,292,099
Thomas J. Hook	44,995,792	217,337	188,184	2,292,099
Daphne E. Jones	45,036,985	124,304	240,024	2,292,099
Mylle H. Mangum	42,693,672	2,529,651	177,990	2,292,099
Hans-Peter Männer	45,048,489	176,687	176,137	2,292,099
Hassell H. McClellan	44,698,711	454,526	248,076	2,292,099
William J. Morgan	44,755,418	459,909	185,986	2,292,099
Anthony V. Nicolosi	45,039,408	123,246	238,659	2,292,099
JoAnna L. Sohovich	44,693,843	532,308	175,162	2,292,099

(2)	Advisory vote for the resolution to approve the Company’s executive compensation. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,994,970	1,180,613	225,730	2,292,099

(3)	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2020. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions
46,401,884	1,125,068	166,460

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2020	BARNES GROUP INC. (Registrant)
By: /s/ James C. Pelletier James C. Pelletier Senior Vice President, General Counsel and Secretary